SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


        Date of Report (Date of Earliest Event Reported): March 23, 2004


                          WYOMING OIL & MINERALS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        Wyoming                       0-7919                     83-0217330
(State or other jurisdiction       (Commission               (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)


                          5525 Erindale Dr., Suite 201
                        Colorado Springs, Colorado        80918
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number including area code: (719) 260-8509
                                                           --------------





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Item 5. Other Events

     Wyoming Oil & Minerals, Inc. announced the execution of a non-binding letter of intent to acquire Truact Americas, Inc. in a stock for stock exchange.

     Please refer to the press release filed as Exhibit 99.1 to this report for further information.

Item 7. Financial Statements and Exhibits

       (c) Exhibits

           99.1 --  Press release issued by the Registrant on March 23, 2004








            (The Remainder of This Page Was Intentionally Left Blank)








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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WYOMING OIL & MINERALS, INC.



Date:  March 23, 2004                       By: /s/ Bill M. Conrad
                                                ---------------------------
                                                Bill M. Conrad, President




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                                  EXHIBIT INDEX




 Exhibit
 Number           Description
 ------           -----------

 99.1             Press release issued by the Registrant on January 14, 2004







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